                United States Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 10/A

                   GENERAL FORM FOR REGISTRATION OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                   ----------

                               KANEB SERVICES LLC
             (Exact name of registrant as specified in its charter)

                 DELAWARE                                       75-2931295
      (State or other jurisdiction                           (I.R.S. Employer
    of incorporation or organization)                       Identification No.)

       2435 N. Central Expressway,
         Richardson, Texas 75080                                   75080
(Address of principal executive offices)                         (Zip code)

                                 (972) 699-4000
              (Registrant's telephone number, including area code)

       Securities to be registered pursuant to Section 12(b) of the Act:


                                          NAME OF EACH EXCHANGE ON WHICH EACH
TITLE OF EACH CLASS TO BE REGISTERED            CLASS IS TO BE REGISTERED
------------------------------------            -------------------------



            Common Shares                          New York Stock Exchange

                  INFORMATION INCLUDED IN INFORMATION STATEMENT
                    AND INCORPORATED IN FORM 10 BY REFERENCE.

         Our Information Statement may be found as Exhibit 99.1 to this Form 10. For your convenience, we have below provided a cross-reference sheet identifying where the items required by Form 10 can be found in the Information Statement.

ITEM
 NO.                         CAPTION                               LOCATION IN INFORMATION STATEMENT

  1      Business.....................................     "Summary", "Distribution" and "Answers to Certain
                                                           Questions Regarding the Distribution" and "Our
                                                           Business".

  2      Financial Information........................     "Summary Historical Financial Data", "Selected
                                                           Financial Information", "Unaudited Pro Forma
                                                           Condensed Financial Statements", "Management's
                                                           Discussion and Analysis of Financial Condition and
                                                           Results of Operations", and "Quantitative and
                                                           Qualitative Disclosures About Market Risk".

  3      Properties...................................     "Our Business - Properties".

  4      Security Ownership of Certain Beneficial
           Owners and Management......................     "Ownership of Our Common Shares".

  5      Directors and Executive Officers.............     "Our Management".

  6      Executive Compensation.......................     "Our Management".

  7      Certain Relationships and
           Related Transactions.......................     "Related Transactions".

  8      Legal Proceedings............................     "Risk Factors - Risks Related to Litigation" and
                                                           "Our Business - Litigation".

  9      Market Price of and Dividends on the
           Registrant's Common Equity and Related
           Stockholder Matters........................     "The Distribution", "Cash Distributions" and
                                                           "Cash Available for Distribution".

 11      Description of Registrant's Securities to
            be Registered.............................     "Capitalization" and "Our Company Agreement and
                                                           Common Shares".

 12     Indemnification of Directors and Officers.....     "Our Company Agreement and Common Shares -
                                                           Indemnification" and "Indemnification of Directors
                                                           and Officers".

 13     Financial Statements and Supplementary Data...     "Unaudited Pro Forma Condensed Financial
                                                           Statements" and "Index to Financial Statements".


ITEM 10.  RECENT SALES OF UNREGISTERED SECURITIES.

         On ________, 2001, we will issue __ of our common shares to Kaneb Financial Corporation in connection with our formation. The common shares issued will subsequently be distributed to Kaneb Services, Inc., which will, immediately before the distribution, hold all of our issued and outstanding common shares.

ITEM 14. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None.

ITEM 15. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) See Information Statement under headings "Index to Financial Statements".

         (b)      Exhibits


                  +3.01    -      Limited Liability Company Agreement of
                                  Registrant dated ____________ __, 2001.

                  +4.01    -      Specimen Common Share Certificate.

                ++10.01    -      Distribution Agreement by and between the
                                  Registrant and Kaneb Services, Inc. dated
                                  ____________ __, 2001.

                ++10.02    -      Administrative Services Agreement by and
                                  between the Registrant and Kaneb Services, Inc. dated ____________ __, 2001.

                 +10.03    -      Rights Agreement by and between the Registrant
                                  and dated ____________ __, 2001.

                ++10.04    -      Employee Benefits Agreement by and between the
                                  Registrant and Kaneb Services, Inc. dated ,
                                  2001.

                  10.05    -      ST Agreement and Plan of Merger dated December
                                  21, 1992 by and among Grace Energy
                                  Corporation, Support Terminal Services, Inc.,
                                  Standard Transpipe Corp., and Kaneb Pipe Line
                                  Operating Partnership, NSTS, Inc. and NSTI,
                                  Inc., as amended by Amendment of STS Merger
                                  Agreement dated March 2, 1993, filed as
                                  Exhibit 10.1 of the exhibits to Kaneb Pipe
                                  Line Partners, L.P.'s Current Report on Form
                                  8-K, dated March 16, 1993, which exhibit is hereby incorporated by reference.

                  10.06    -      Agreement for Sale and Purchase of Assets
                                  between Wyco Pipe Line Company and Kaneb Pipe
                                  Line Operating Partnership, L.P., dated
                                  February 19, 1995, filed as Exhibit 10.1 of the exhibits to the Kaneb Pipe Line Partners, L.P.'s March 1995 Form 8-K, which exhibit is hereby incorporated by reference.

                  10.07    -      Asset Purchase Agreements between and among
                                  Steuart Petroleum Company, SPC Terminals,
                                  Inc., Piney Point Industries, Inc., Steuart
                                  Investment Company, Support Terminals
                                  Operating Partnership, L.P. and Kaneb Pipe
                                  Line Operating Partnership, L.P., as amended, dated August 27, 1995, filed as Exhibits 10.1,
                                  10.2, 10.3, and 10.4 of the exhibits to Kaneb
                                  Pipe Line Partners, L.P's Current Report on
                                  Form 8-K dated January 3, 1996, which exhibits are hereby incorporated by reference.

                 +10.08    -      Credit Agreement dated March 25, 1998 between
                                  Martin Oil Corporation and Harris Trust &
                                  Savings Bank.



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



                 +10.09    -      First Amendment to Credit Agreement dated
                                  March 18, 1999 between Martin Oil Corporation and Harris Trust & Savings Bank.

                 +10.10    -      Second Amendment to Credit Agreement dated
                                  February 11, 2000 between Martin Oil
                                  Corporation and Harris Trust & Savings Bank.

                  10.11    -      Formation and Purchase Agreement, by and among
                                  Support Terminal Operating Partnership, L.P.,
                                  Northville Industries Corp. and AFFCO, Corp., dated October 30, 1998, filed as Exhibit 10.9 to the Kaneb Pipe Line Partners, L.P.'s Form
                                  10-K for the year ended December 31, 1998, which exhibit is hereby incorporated by reference.

                  10.12    -      Agreement, by and among, GATX Terminals
                                  Limited, ST Services Ltd., ST Eastham, Ltd.,
                                  GATX Terminals Corporation, Support Terminals
                                  Operating Partnership, L.P. and Kaneb Pipe
                                  Line Partners, L.P., dated January 26, 1999, filed as Exhibit 10.10 to the Kaneb Pipe Line
                                  Partners, L.P.'s Form 10-K for the year ended
                                  December 31, 1998, which exhibit is hereby incorporated by reference.

                  10.13    -      Credit Agreement, by and among, Kaneb Pipe
                                  Line Operating Partnership, L.P., ST Services,
                                  Ltd. and SunTrust Bank, Atlanta, dated January
                                  27, 1999, filed as Exhibit 10.11 to the Kaneb
                                  Pipe Line Partners, L.P.'s Form 10-K for the year ended December 31, 1998, which exhibit is hereby incorporated by reference.

                  10.14    -      Revolving Credit Agreement, dated as of
                                  December 28, 2000 by and among Kaneb Pipe Line
                                  Operating Partnership, L.P., Kaneb Pipe Line
                                  Partners, L.P., the Lenders party thereto, and SunTrust Bank, as Administrative Agent, filed as Exhibit 10.11 to Kaneb Pipe Line Partners,
                                  L.P.'s Form 10-K for the year ended December
                                  31, 2000, which exhibit is hereby incorporated by reference.

                  10.15    -      Securities Purchase Agreement by and among
                                  Shore Terminals LLC, Kaneb Pipe Line Partners,
                                  L.P. and the Sellers Named Therein, dated as of September 22, 2000, Amendment No. 1 To
                                  Securities Purchase Agreement, dated as of November 28, 2000 and Registration Rights
                                  Agreement, dated as of January 3, 2001, filed as Exhibits 10.1, 10.2 and 10.3 of the exhibits to Kaneb Pipe Line Partners, L.P.'s
                                  Current Report on Form 8-K dated January 3,
                                  2001, which exhibits are hereby incorporated by reference.

                ++10.16    -      Kaneb Services LLC 401(k) Savings Plan

                 +10.17    -      Kaneb Services LLC 2001 Incentive Plan

                ++10.18    -      Line of Credit by and between the Registrant
                                  and Kaneb Services, Inc. dated ___________,
                                  2001.

                 +21.1     -      Subsidiaries of the Registrant

                ++99.1     -      Kaneb Services LLC Preliminary Information
                                  Statement dated ____________, 2001.
---------------------
++ Filed herewith
+  Previously filed



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         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            KANEB SERVICES LLC


Date May 24, 2001                           By: /s/ Howard C. Wadsworth
                                               --------------------------------



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
   +3.01   -        Limited Liability Company Agreement of Registrant dated __,
                    2001.

   +4.01   -        Specimen Common Share Certificate.

 ++10.01   -        Distribution Agreement by and between the Registrant and Kaneb
                    Services, Inc. dated __, 2001.

 ++10.02   -        Administrative Services Agreement by and between the
                    Registrant and Kaneb Services, Inc. dated __, 2001.

  +10.03    -        Rights Agreement by and between the Registrant and dated __,
                    2001.

 ++10.04   -        Employee Benefits Agreement by and between the Registrant and
                    Kaneb Services, Inc. dated , 2001.

   10.05   -        ST Agreement and Plan of Merger dated December 21, 1992 by and among Grace Energy Corporation, Support Terminal Services,
                    Inc., Standard Transpipe Corp., and Kaneb Pipe Line Operating
                    Partnership, NSTS, Inc. and NSTI, Inc., as amended by
                    Amendment of STS Merger Agreement dated March 2, 1993, filed as Exhibit 10.1 of the exhibits to Kaneb Pipe Line Partners,
                    L.P.'s Current Report on Form 8-K, dated March 16, 1993, which exhibit is hereby incorporated by reference.

   10.06   -        Agreement for Sale and Purchase of Assets between Wyco Pipe
                    Line Company and Kaneb Pipe Line Operating Partnership, L.P.,
                    dated February 19, 1995, filed as Exhibit 10.1 of the exhibits to the Kaneb Pipe Line Partners, L.P.'s March 1995 Form 8-K,
                    which exhibit is hereby incorporated by reference.

   10.07   -        Asset Purchase Agreements between and among Steuart Petroleum
                    Company, SPC Terminals, Inc., Piney Point Industries, Inc.,
                    Steuart Investment Company, Support Terminals Operating
                    Partnership, L.P. and Kaneb Pipe Line Operating Partnership,
                    L.P., as amended, dated August 27, 1995, filed as Exhibits
                    10.1, 10.2, 10.3, and 10.4 of the exhibits to Kaneb Pipe Line
                    Partners, L.P's Current Report on Form 8-K dated January 3,
                    1996, which exhibits are hereby incorporated by reference.

  +10.08   -        Credit Agreement dated March 25, 1998 between Martin Oil
                    Corporation and Harris Trust & Savings Bank.

  +10.09   -        First Amendment to Credit Agreement dated March 18, 1999
                    between Martin Oil Corporation and Harris Trust & Savings
                    Bank.

  +10.10   -        Second Amendment to Credit Agreement dated February 11, 2000 between Martin Oil Corporation and Harris Trust & Savings
                    Bank.


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



  10.11  -        Formation and Purchase Agreement, by and among Support
                  Terminal Operating Partnership, L.P., Northville Industries
                  Corp. and AFFCO, Corp., dated October 30, 1998, filed as
                  Exhibit 10.9 to the Kaneb Pipe Line Partners, L.P.'s Form 10-K
                  for the year ended December 31, 1998, which exhibit is hereby incorporated by reference.

  10.12  -        Agreement, by and among, GATX Terminals Limited, ST Services
                  Ltd., ST Eastham, Ltd., GATX Terminals Corporation, Support
                  Terminals Operating Partnership, L.P. and Kaneb Pipe Line
                  Partners, L.P., dated January 26, 1999, filed as Exhibit 10.10 to the Kaneb Pipe Line Partners, L.P.'s Form 10-K for the year ended December 31, 1998, which exhibit is hereby incorporated by reference.

  10.13  -        Credit Agreement, by and among, Kaneb Pipe Line Operating
                  Partnership, L.P., ST Services, Ltd. and SunTrust Bank,
                  Atlanta, dated January 27, 1999, filed as Exhibit 10.11 to the
                  Kaneb Pipe Line Partners, L.P.'s Form 10-K for the year ended
                  December 31, 1998, which exhibit is hereby incorporated by reference.

  10.14  -        Revolving Credit Agreement, dated as of December 28, 2000 by and among Kaneb Pipe Line Operating Partnership, L.P., Kaneb
                  Pipe Line Partners, L.P., the Lenders party thereto, and
                  SunTrust Bank, as Administrative Agent, filed as Exhibit 10.11 to Kaneb Pipe Line Partners, L.P.'s Form 10-K for the year ended December 31, 2000, which exhibit is hereby incorporated by reference.

  10.15  -        Securities Purchase Agreement by and among Shore Terminals
                  LLC, Kaneb Pipe Line Partners, L.P. and the Sellers Named
                  Therein, dated as of September 22, 2000, Amendment No. 1 To
                  Securities Purchase Agreement, dated as of November 28, 2000 and Registration Rights Agreement, dated as of January 3,
                  2001, filed as Exhibits 10.1, 10.2 and 10.3 of the exhibits to
                  Kaneb Pipe Line Partners, L.P.'s Current Report on Form 8-K
                  dated January 3, 2001, which exhibits are hereby incorporated by reference.

++10.16  -        Kaneb Services LLC 401(k) Savings Plan

 +10.17  -        Kaneb Services LLC 2001 Incentive Plan

++10.18  -        Line of Credit by and between the Registrant and Kaneb
                  Services, Inc. dated ___________, 2001.

 +21.1   -        Subsidiaries of the Registrant

++99.1   -        Kaneb Services LLC Preliminary Information Statement dated
                                  , 2001.
-------------------
++ Filed herewith
+  Previously filed

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